UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2014

AMICUS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of
Incorporation)

001-33497	71-0869350
(Commission File Number)	(IRS Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the workforce reduction disclosed in Amicus Therapeutics, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on November 21, 2013, the Company’s Chief Science Officer, Dr. David J. Lockhart, and the Company entered into a Confidential Separation Agreement and General Release on January 3, 2014 (the “Separation Agreement”).  The Separation Agreement will be effective as of January 11, 2014 and Dr. Lockhart’s last day of employment with the Company was as of December 31, 2013 (the “Separation Date”).

The Separation Agreement provides for the payment of certain severance benefits to Dr. Lockhart including the following: (a) salary continuation in an amount equal to 12 months’ salary at Dr. Lockhart’s base salary rate immediately prior to the Separation Date, less all applicable withholdings; (b) an annual bonus compensation award payable in a lump sum at the same time that senior-level executives of the Company receive their annual incentive compensation awards, and in no event later than January 31, 2014, less all applicable withholdings; (c) the continuation of health and certain other fringe benefits for eighteen months following the Separation Date; and (d) six month accelerated vesting of outstanding equity awards held by Dr. Lockhart immediately prior to the Separation Date which are to be exercised within 18 months following the Separation Date.  In addition, the Separation Agreement includes a general release of claims by Dr. Lockhart against the Company arising out of or related to Dr. Lockhart’s employment with the Company.

The description of the Separation Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Separation Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:  The Exhibit Index annexed hereto is incorporated herein by reference.

Exhibit Number	Description

10.1	Separation Agreement, by and between Amicus Therapeutics, Inc. and Dr. David J. Lockhart, dated as of January 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amicus Therapeutics, Inc.

Date: January 8, 2014	By:	/s/ William D. Baird III
William D. Baird III
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement, by and between Amicus Therapeutics, Inc. and Dr. David J. Lockhart, dated as of January 3, 2014.